                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           --------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                           --------------------------



        Date of Report (Date of earliest event reported): August 21, 2003
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                                FOOT LOCKER, INC.
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             (Exact name of registrant as specified in its charter)



      New York                               No. 1-10299                    13-3513936
--------------------------------    ------------------------  ------------------------------------
(State or other jurisdiction                (Commission                   (IRS Employer
of incorporation)                           File Number)                  Identification No.)




112 West 34th Street, New York, New York                                                  10120
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(Address of principal executive offices)                                                  (Zip Code)


Registrant's telephone number, including area code: (212) 720-3700
                                                    --------------






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Item 7.             Financial Statements and Exhibits.

                    (c)   Exhibits

                    99.1 Press Release of Foot Locker, Inc. dated August 21, 2003 reporting operating results for the second quarter of 2003.


Item 12.            Results of Operations and Financial Condition

                    On August 21, 2003, Foot Locker, Inc. issued a press release announcing its operating results for the second quarter of 2003. A copy of the press release is attached as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.




                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.


                                               FOOT LOCKER, INC.
                                               -------------------------------
                                                       (Registrant)


Date:  August 21, 2003                         By: /s/ Bruce L. Hartman
                                                  -----------------------------
                                                  Bruce L. Hartman
                                                  Executive Vice President and
                                                  Chief Financial Officer





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